CHANGES IN THE SPECTRUM FUNDS

On July 21, 1997, the Spectrum Funds' Board of Directors voted to implement some changes to the three Spectrum Funds as of August 18, 1997.

Last April, the shareholders of each fund voted to allow the Board to change certain policies of the Spectrum Growth and Spectrum Income Funds from "fundamental" (requiring a shareholder vote to change) to "operating" (requiring Board approval but no shareholder vote). The vote totals are listed on the inside back cover of this report. Specifically, these changes related to: 1)the selection of T. Rowe Price funds in which Spectrum Growth and Spectrum Income can invest, and 2) the minimum and maximum percentages of each Spectrum Fund's assets that can be invested in each underlying fund.

The changes give each fund the same degree of flexibility and discretion in selecting the types and amounts of underlying investments enjoyed by other T. Rowe Price funds, consistent with their particular goals and programs. Last year, Congress amended legislation and the Securities and Exchange Commission liberalized its position regarding funds like Spectrum, so we acted to take advantage of this additional investment flexibility. Shareholders will be informed of any changes in the annual prospectus mailing and the shareholder reports.

Effective August 18, the Spectrum Growth, Income, and International Funds will replace the Prime Reserve Fund with the Summit Cash Reserves Fund as their primary money market vehicle. Summit Cash Reserves is managed in the same manner as Prime Reserve, but its high minimum balance requirement and resulting lower expense ratio enables it to have a higher yield.

The Spectrum Board also approved further changes. Specifically, Spectrum Growth Fund will add two T. Rowe Price funds to its roster of underlying funds, neither of which existed when Spectrum was originally launched.

o Blue Chip Growth, which seeks long-term capital appreciation through investments in the common stocks of large and medium-sized blue chip companies with potential for above-average earnings growth; and

o Mid-Cap Value, which seeks long-term appreciation through investments in mid-size companies whose stocks appear undervalued.

The first will give Spectrum Growth additional exposure to large-cap growth companies, while the second will give the fund a way to participate directly in the fast-growing mid-cap market sector. These moves will enhance the diversification of Spectrum Growth Fund. The Board also amended the allowable investment limits in most of the underlying funds, as shown in the table on the next page.

The Board also elected to add two funds to Spectrum Income's investment mix.

o U.S. Treasury Long-Term Fund, which seeks a high level of income from investments in U.S. government-backed securities, primarily long-term U.S. Treasuries; and

o Emerging Markets Bond Fund, which seeks high current income and appreciation by investing primarily in high-yielding, high-risk government and corporate debt securities of less-developed countries.

The long-term Treasury fund gives Spectrum Income greater sensitivity to U.S. interest rate movements, while emerging market bonds provide a means of participating in an expanding sector of the global bond market. While these funds have a high risk/reward profile, they should enhance the fund's diversification benefits.

The minimum and maximum amounts of Spectrum Income's assets that can be invested in the new funds are shown in the table, together with the investment ranges of the current underlying funds, which will not change.

------------------------------------------------------------------------------
                          Minimum-Maximum Allocations
Underlying Fund              Current   New (effective 8/18/97)
----------------             -------   -----------------------
Spectrum Growth Fund

Prime Reserve*                0-25%     no change
New Era                      10-25          0-15%
Equity Income                 5-20        7.5-22.5
Growth & Income               5-20        7.5-22.5
Growth Stock                 15-30          5-20
New Horizons                 10-25      no change
International Stock           5-20         10-25
Blue Chip Growth                 -          5-20
Mid-Cap Value                    -          0-15

Spectrum Income Fund

Prime Reserve*                 5-30%        0-25%
Short-Term Bond                0-15       no change
GNMA                           5-20       no change
New Income                    15-30       no change
High Yield                    10-25       no change
International Bond             5-20       no change
Equity Income                 10-25       no change
U.S. Treasury Long-Term          -          0-15
Emerging Markets Bond            -          0-10

*After 8/18/97, applies to Summit Cash Reserves.
------------------------------------------------------------------------------

The Board's changes will result in slight alterations to each fund's expense ratio range. The new ranges are as follows: Spectrum Income 0.70% to 0.86%; Spectrum Growth 0.73% to 0.97%; and Spectrum International 0.76% to 1.30%.

Note: This updates information in the "Fund, Market, and Risk Characteristics" section of your Spectrum Funds prospectus dated May 1, 1997; you should file it with your fund records.